Exhibit 99.1
Keefe, Bruyette & Woods 2011 Investment Management & Specialty Finance Conference June 7, 2011

Forward looking statements Safe Harbor Statement Certain statements in this release and in any of Walter Investment Management Corp.'s public documents referred to herein, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal" and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this presentation. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to, the satisfactory completion of all conditions precedent to the closing of the proposed transaction in accordance with the terms and conditions of the purchase agreement, including the receipt of regulatory and customer approvals; the negotiation, execution and delivery of definitive financing agreements and the satisfaction of all conditions precedent that will be contained therein; the completion of asset sales contemplated by the purchase agreement; the obligation to pay a termination fee under the purchase agreement in certain circumstances if the closing does not occur; anticipated growth of the specialty servicing sector; future economic and business conditions; the effects of competition from a variety of local, regional, national and other mortgage servicers and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 8, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 6, 2011. All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of June 7, 2011. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward- looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law. Additional information can be found on the Walter Investment website at www.walterinvestment.com and the Green Tree website at www.greentreecreditservices.com, and in the Company's filings with the SEC.

Walter company overview Walter Investment Management Corp. (NYSE Amex: WAC) is a high-touch, relationship-based owner and servicer of credit-sensitive consumer real estate loans utilizing a primarily de-centralized servicing model Announced the acquisition of Green Tree Credit Solutions on March 28, 2011 Delivered a total shareholder return of 175% since April 2009 spin-off Company overview WAC total returns Founded in 1958, Walter Investment has been a portfolio originator, owner and servicer for over 50 years Originally part of Walter Industries, Walter Investment was spun off and merged with Hanover Capital in 2009, and began trading under ticker "WAC" Market cap of $450 million as of 06/01/11 $1.8 billion portfolio, 33,794 owned accounts and an additional 6,114 accounts serviced for third parties Based in Tampa, Florida with 336 employees and 70 offices located in 14 states Source: FactSet. Note: Total returns including dividends.

Cyclical and secular shift in industry trends During the Downturn Today The Future Aggressive origination and lending standards contributed to economic downturn Delinquencies, foreclosures and losses grew tremendously Traditional servicers couldn't handle increased volume of problem assets Credit risk owners suffered significant losses High level of credit-challenged assets persist Structural changes in servicing industry underway Shift toward specialized servicers Credit risk owners recognize the value of specialized, credit focused servicers High levels of credit sensitive assets in the mortgage market expected to continue Regulatory environment for servicing will continue to evolve Basel III AG settlement on servicing protocols Servicing compensation The ability to flow assets to special servicers expected to become easier and the volume of transfers expected to accelerate

Recurring, contractual revenues High margins Asset-light business model Minimal credit risk u u u u u u u u Management team Market position / scale Solid platform with significant capacity Sector trends driving accelerated growth + = A leading business services company within a market segment that has very favorable growth prospects

The $10.5 trillion U.S. mortgage market provides specialty servicers with significant opportunity

Allocation of mortgage assets

Total Single Family Mortgage Servicing Market Size as of December 31, 2010: ~$10.5 trillion



On Balance Sheet Portfolios 33%
• Banks
• Finance Companies
• Insurance Companies
Fannie Mae
27%
Freddie Mac
18%
GNMA / FHA
10%
Private Label MBS
12%
• Monolines
• Trustees
• Master Servicers

Estimated mortgage originations



$1,600
$1,200
$800
$400
$0
$1,550
$1,100
$1,050
$264
$231
$117
$77
$74
2010E
2011E
2012E
High-Risk Conv
FHA Low LTV
FHA High LTV
Conv
Market Opportunity

An average of $1.5 trillion of annual future delinquencies expected from existing loans

Current to 30+ day delinquent roll estimates per quarter
($ in billions)



2011 total: $1.7 trillion
2012 total: $1.4 trillion
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
-
$454
$427
$403
$383
$361
$339
$354
$382
1Q11E
2Q11E
3Q11E
4Q11E
1Q12E
2Q12E
3Q12E
4Q12E

- High risk loans requiring specialized servicing and collection are forecasted to remain at elevated levels
- The market opportunity is not only current pools of delinquent and high risk mortgage loans, but also expected annual originations of over $300 billion of new high risk loans
- Coming out of today's housing crisis, management expects a high level of homeowners will have been seriously delinquent, received a loan modification, or been through a foreclosure. All of these homeowners will, by definition, be considered high risk

Walter INVESTMENT MANAGEMENT CORP.

Source: Inside Mortgage Finance.

5

Best-in-class servicing platform that maximizes value of credit sensitive assets

Borrower-Centric, High-Touch Business Model

Walter Investment Management Corp.

- Focus on high performance
- Decentralized model with 70 offices across the U.S.
- Customer service representatives have full ownership and accountability for accounts and develop relationships with borrowers
- Begin calling borrowers at first sign of delinquency
- Begin manual calls and field visits at 30 days delinquent
- All U.S. employees in local communities

green tree

- Focus on high performance
- Decentralized model with 31 offices across the U.S.
- Customer service representatives have full ownership and accountability for accounts and develop relationships with borrowers
- Begin calling borrowers at first sign of delinquency
- Begin manual calls at 30 days delinquent or earlier; <150 accounts per representative
- All U.S. employees in local communities

Traditional Servicers

- Focus on cost reduction
- Centralized model with typically one large call center
- Standard approach with multiple hand-offs between different functional areas results in lack of personal customer knowledge
- Sends series of standard letters to delinquent borrowers
- Do not begin manual calls until 60 days delinquent; >200 accounts per representative
- Outsourced model sacrifices service level for reduced costs

Combined Walter and Green Tree Presence



Oklahoma Division
Mississippi Division
Northern Division
Southern Division
Western Division
Southwestern Division
Central Division
Green Tree Locations
Regional offices
Servicing centers
Corporate headquarters
Third-party Originations Center
ARM Recovery Center
Walter Locations
Represented by shaded regions
Corporate headquarters

- 25 Regional Green Tree Offices + 67 Walter Branch Offices
  - 30+ Collections
  - Repossession / Disposition
- Six Servicing Centers
  - Saint Paul, MN
  - Tampa, FL
  - Phoenix, AZ
  - Rapid City, SD
  - Fort Worth, TX
  - Tempe, AZ
- Corporate Headquarters – Tampa, FL and Saint Paul, MN
- Originations Centers – Tustin, CA and Tampa, FL
- ARM[(1)] Recovery Centers – Cleveland, OH and Tempe, AZ

Walter Investment Management Corp.

(1) Asset Receivables Management.

6

Green Tree has a proven track record of adding new business New business has exceeded run-off by $16.4 billion over this timeframe Portfolio performance drives repeat business Pipeline remains strong and is growing Through 3/31/11, $30.6 billion of servicing portfolios transferred to Green Tree since 2008 (1) (1) In August 2008, SerVertis raised $1.4 billion of committed capital to invest in mortgage whole loans and securities, for which Green Tree performs all servicing. Majority of new business derived from existing blue chip client base

Business Development Update Pipeline has been both increasing in size and improving in certainty Approximately $10 billion already booked year-to-date Fiscal year end 2011 servicing UPB expected to exceed $60 billion

$1.8 billion 2nd lien pool boarded November 2008 Each percentage point of improvement results in approximately $33 million of savings to the customer LTD savings: $106 million Projected lifetime: $128 million 4.34% Illustrative cumulative default rate outperformance Portfolio performance drives client decision to award business Illustrative credit saves $7.9 billion conforming first lien residential pool boarded November 2009 Client estimates credit loss savings of over $172 million versus benchmark pool as of February 2011 Default (60+DPD) ($ in millions) Loss ($ in millions)

Recurring revenue Servicing revenue (cash) ($ in millions, except where noted) Green Tree has added significant recurring revenue each year since 2008 Each new portfolio provides a predictable cash flow stream for several years to come Over 70% of 2010 revenue relates to servicing boarded in 2008 and prior New business added since 2008 has higher margins on a % and a per loan basis than legacy $5.9 billion of new servicing volume has been added year to date through 3/31/11 New servicing volume added ($B): Cumulative volume added ($B): $6.2 $6.2 $15.5 $21.7 $3.1 $24.8 Total serviced UPB ($B): $23.2 $34.2 $32.0

Combined financial information These items represent non-GAAP measures. Please refer to the Appendix of the "Presentation to Lenders" filed on Form 8-K by the Company with the SEC on May 19, 2011 for a GAAP reconciliation. ($ in millions) Going forward, the Company will predominantly be a fee-for-service business, capitalizing on the current favorable macro headwinds for special servicing We anticipate that significant cost synergies can be achieved from overlapping staff and administrative functions, duplicative servicing platforms / business segments and cross deploying proprietary technology to avoid planned future expenditures At this time, Walter Investment has discontinued its portfolio acquisition activities and the cash flows from the existing portfolio will be utilized to reduce debt and fund growth opportunities LTM 3/31/11 EBITDA(1) LTM 3/31/11 Revenue ($ in millions) Combined 3/31/11 UPB By Asset Type The combined entity provides loan servicing to a portfolio with over $38 billion of UPB

Combined company is well positioned to capitalize on sector trends Sector Trends Walter / Green Tree Strategy Aggressive origination and lending standards contributed to economic downturn Delinquencies, foreclosures and losses grew tremendously Traditional servicers couldn't handle increased volume of problem assets Credit risk owners suffered significant losses High level of credit-challenged assets persist Structural changes in servicing industry underway Shift toward specialized servicers Credit risk owners recognize the value of specialized, credit focused servicers High levels of credit sensitive assets in the mortgage market expected to continue Regulatory environment for servicing will continue to evolve Basel III AG settlement on servicing protocols Servicing compensation The ability to flow assets to special servicers expected to become easier and the volume of transfers expected to accelerate Evolved asset management strategies to first and second lien residential market Increased investment in technology Focused on high-touch collections and loss mitigation processes Developed complementary businesses Component servicing Investment management Asset receivables management ("ARM") Building upon relationships with existing blue chip credit risk owners Differentiating performance against other servicers Customizing servicing protocols to meet client specific needs Robust pipeline of prospective business from existing and new clients Continue to drive growth from blue chip credit risk owners Expand capacity across platform Develop capabilities in other high risk mortgage products FHA Delinquency flow servicing Field Services Component servicing Continue to enhance compliance and control environment The Future Today During the Downturn

WAC investment highlights High margin businesses Fee-for-service model Non-capital intensive business with minimal capex requirements Significant free cash flow generation Diversified revenue streams from complementary businesses Minimal credit or liquidity risk Attractive Business Model Best-in-class servicer with high barriers to entry "High touch" servicing model suited to maximize value of credit-sensitive assets Delinquency rates among the lowest in the industry Licensing, servicer ratings, technology infrastructure and proprietary servicing models create substantial barriers to entry Scalable platform Demonstrated superior track record of boarding new servicing volume Ability to increase servicing volume by ~40% with minimal additional investment Best-in-Class Platform Regulatory and structural shifts in the sector both driving business to specialty servicers Significant volume of delinquent and high touch servicing expected for years to come Continued high volume of credit sensitive assets being originated Favorable industry dynamics The combined Walter and Green Tree is expected to have strong margins and predictable free cash flow, resulting in significant long-term value creation for Walter Investment's shareholders Strong financial profile Long-term contracts provide highly predictable, recurring revenue Blue chip customer base with significant repeat business Limited termination rights Large Base of Current Contracts